UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2023

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion or Acquisition or Disposition of Assets

On June 13, 2023, pursuant to the previously announced stock purchase agreement (the “Stock Purchase Agreement”), dated April 14, 2023, between Body and Mind Inc.’s (the “Company”) wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), Big Bhang Events, LLC (“Big Bhang”) and NMG MI 1, Inc. (“NMG MI”), DEP sold all of its issued and outstanding common stock of NMG MI (the “Acquired Shares”) to Big Bhang as all of the closing conditions have been satisfied or expressly waived, and NMG MI received the Cannabis Regulatory Agency for the State of Michigan approval of the transaction and the license amendment evidencing Big Bhang as the sole owner of NMG MI. Pursuant to the terms of the Stock Purchase Agreement, on the closing date, Big Bhang delivered a cash payment of $1.00 to DEP and DEP assigned, sold and transferred the Acquired Shares to Big Bhang.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the Stock Purchase Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2023.

No pro forma financial statements depicting the disposition of NMG MI are required to be included as the disposition does not exceed 20% significance under any of the three significance tests under Regulation S-X 1-02(w).

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 16, 2023, the Company issued a news release to announce the Company has received all regulatory approvals to complete the transaction to divest the Body and Mind Muskegon, Michigan dispensary as outlined in a press release on April 18, 2023 and 8-K filings.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated June 16, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.
DATE: June 16, 2023	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

3